                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]


Check the appropriate box:

[X] Preliminary Proxy Statement           [_] CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
[_] Definitive Proxy Statement                RULE 14C-5(D)(2))

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12



                             PACHOLDER FUND, INC.
    ------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                             PACHOLDER FUND, INC.
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

Notes:

                           USF&G PACHOLDER FUND, INC.
                                Bank One Towers
                        8044 Montgomery Road, Suite 382
                             Cincinnati, OH  45236

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           To be held on May 22, 1997

     NOTICE IS HEREBY GIVEN that the annual meeting of the shareholders of USF&G Pacholder Fund, Inc. (the "Fund") will be held on Thursday, May 22, 1997, at 10 o'clock a.m., Eastern time, at The Harley Hotel, 8020 Montgomery Road, Cincinnati, Ohio, for the following purposes:

     1. To elect a Board of seven Directors to serve until the next annual meeting and until their successors are elected and qualified;

     2. To approve or disapprove amendment of the Fund's fundamental policies on borrowing and issuance of senior securities;

     3. To ratify or reject the selection of the firm of Deloitte & Touche LLP as the Fund's independent accountants for the fiscal year ending December 31, 1997; and

     4. To consider and act upon such other business as may properly come before the meeting and any adjournments thereof.

                                  James P. Shanahan, Jr.,
                                  Secretary

     Shareholders of record as of the close of business on April 4, 1997 are entitled to notice of and to vote at the meeting.

April __, 1997

--------------------------------------------------------------------------------
WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. YOUR PROMPT RETURN OF THE PROXY WILL HELP ENSURE A QUORUM AT THE MEETING AND AVOID THE EXPENSE TO THE FUND OF FURTHER SOLICITATION.
--------------------------------------------------------------------------------

                           USF&G PACHOLDER FUND, INC.
                                Bank One Towers
                        8044 Montgomery Road, Suite 382
                             Cincinnati, OH  45236


                                PROXY STATEMENT

     This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of USF&G Pacholder Fund, Inc. (the "Fund") for use at the annual meeting of shareholders to be held on May 22, 1997, and at any adjournments thereof. If the enclosed proxy is executed properly and returned in time to be voted at the meeting, the shares represented will be voted according to the instructions contained therein. Executed proxies that are unmarked will be voted for the election of all nominees for director and in favor of all other proposals. A proxy may be revoked at any time prior to its exercise by filing with the Secretary of the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

     The Fund's Annual Report, including audited financial statements for the fiscal year ended December 31, 1996, has been previously mailed to shareholders. This proxy statement was first mailed to shareholders on or about April __, 1997.

     The Board of Directors has fixed the close of business on April 4, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments thereof. As of the record date, the Fund had outstanding __________ shares of Common Stock, par value $.01 per share, and 2,450,000 shares of Cumulative Preferred Stock, par value $.01 per share, each share being entitled to one vote. As of such date, Cede & Co., nominee for The Depository Trust Company, 55 Water Street, New York, NY 10046, held of record (and not beneficially) ___% of the Fund's outstanding Common Stock. According to information available to the Fund, as of the record date, no person owned beneficially 5% or more of the outstanding Common Stock of the Fund; and Principal Mutual Life Insurance Company, 711 High Street, Des Moines, IA 50392, owned of record all of the Fund's outstanding Cumulative Preferred Stock. On the record date, the directors and officers of the Fund as a group owned less than one percent of the Fund's outstanding shares.

     The presence in person or by proxy of the holders entitled to cast a majority of all the votes entitled to be cast at the meeting will constitute a quorum for the transaction of business at the annual meeting. Broker non-votes, abstentions and withhold-authority votes all count for the purpose of determining a quorum. If a quorum is present at the meeting but sufficient votes in favor of one or more proposals are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present at the meeting or represented by proxy. The persons named as proxies will vote in favor of such adjournment if they determine that adjournment and additional solicitation is reasonable and in the interests of shareholders of the Fund.

PROPOSAL 1:   ELECTION OF DIRECTORS

     The Board of Directors has nominated the seven persons listed below for election as directors, each to hold office until the next annual meeting of shareholders and until his successor is elected and qualified. Each of the nominees is currently serving as a director of the Fund. Each director was elected at the annual meeting of shareholders held on June 4, 1996. Each nominee has consented to being named in this proxy statement and has agreed to serve as a director of the Fund if elected; however, should any nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board of Directors of the Fund may recommend. There are no family relationships among the nominees.

     Under the Fund's charter, the holders of the outstanding shares of Common Stock, voting as a separate class, are entitled to elect two directors; the holders of the outstanding shares of Cumulative Preferred Stock, voting as a separate class, are entitled to elect two directors; and the holders of the outstanding shares of Common Stock and Cumulative Preferred Stock, voting together as a single class, are entitled to elect the remaining three directors of the Fund. The Board of Directors has nominated Messrs. Morgan and Pacholder for election by holders of the Common Stock and Messrs. Woodard and Shanahan for election by the holders of the Cumulative Preferred Stock. The directors will be elected by a plurality of the votes cast at the meeting, provided that a quorum is present. Broker non-votes, abstentions and withhold-authority votes will not be considered votes cast for this purpose.


                                                                Year
                                                                First                                                Shares
                                                                Elected                                              Beneficially
                                      Position                  as a            Principal Occupation                 Owned as of
Name                     Age          with the Fund             Director        During Past Five Years               March 28, 1997
----                     ---          -------------             --------        ----------------------               --------------

Asher O. Pacholder*      60           Chairman of the Board     1988            Chairman and Chief Executive
                                                                                Officer, Pacholder Associates,
                                                                                Inc., Chairman and Chief
                                                                                Financial Officer, ICO, Inc.
                                                                                (since 1995).  Director, ICO,
                                                                                Inc. (oil field services),
                                                                                Southland Corp. (convenience
                                                                                food stores) and Trump's Castle
                                                                                Associates (casino).

William J. Morgan*       42           Executive Vice President, 1988            President and Secretary,
                                      Treasurer and Director                    Pacholder and Director
                                                                                Associates, Inc.  Director,
                                                                                Duckwall--ALCO Stores, Inc.
                                                                                (variety and discount stores),
                                                                                ICO, Inc. (oil field services),
                                                                                PremiumWear, Inc. (apparel
                                                                                manufacturer), Kaiser Ventures,
                                                                                Inc. (sanitary services) and
                                                                                Smith-Corona Corporation (office
                                                                                equipment manufacturer).

James P. Shanahan, Jr.*  35           Secretary and Director    1988            Executive Vice President and
                                                                                General Counsel, Pacholder
                                                                                Associates, Inc.  Director,
                                                                                LaBarge, Inc. (electronic
                                                                                components and devices).

Daniel A. Grant          52           Director                  1992            President, Utility Management
                                                                                Services.

John C. Sweeney*         58           Director                  1992            Senior Vice President and Chief             0
                                                                                Investment Officer, USF&G
                                                                                Investment Management Group, Inc.


                                                       Year
                                                       First                                                Shares
                                                       Elected                                              Beneficially
                                Position               as a           Principal Occupation                  Owned as of
Name                  Age       with the Fund          Director       During Past Five Years                March 28, 1997
----                  ---       -------------          --------       ----------------------                --------------
John F. Williamson    58        Director               1991           President and Chief Executive
                                                                      Officer, Williamson Associates,
                                                                      Inc. (investment adviser) (since
                                                                      Jan. 1997); Executive Vice
                                                                      President and Chief Financial
                                                                      Officer, Asset Allocation
                                                                      Concepts, Inc. (1995 to 1996);
                                                                      Vice President and Senior
                                                                      Portfolio Manager, American Life
                                                                      & Casualty Insurance Co. (1993 to
                                                                      1994); Financial Consultant (1991
                                                                      to 1992).

George D. Woodard     50        Director               1995           Principal, George D. Woodard,
                                                                      C.P.A.(since 1995); Vice
                                                                      President, Rider Kenley &
                                                                      Associates (accounting and tax
                                                                      services) (1994 to 1995);
                                                                      Principal, George D. Woodard,
                                                                      C.P.A.  for more than five years
                                                                      prior thereto.

-------------------
* Nominees considered "interested persons" of the Fund (as defined in the Investment Company Act of 1940) by reason of their affiliations with the Fund's investment adviser.

     Asher O. Pacholder, William J. Morgan and James P. Shanahan, Jr. are officers and shareholders of Pacholder Associates, Inc., a general partner of the Fund's investment adviser. John C. Sweeney is an officer of USF&G Corporation, which is the indirect parent of USF&G Marketing Services Co., a general partner of the Fund's adviser. The general and limited partners of the Fund's administrator are wholly-owned subsidiaries of Pacholder Associates, Inc. See "Investment Advisory and Other Services" below.

     Directors and officers of the Fund who are employed by the Fund's investment adviser or a corporate affiliate of the investment adviser, or are retired from such employment, serve without compensation from the Fund. The Fund pays each director who is not an employee of the investment adviser or any corporate affiliate of the investment adviser an annual fee of $10,000 plus $1,000 for each meeting of the Board of Directors attended, and reimburses directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The following table provides compensation information for the fiscal year ended December 31, 1996 for all of the Fund's directors and the highest-paid executive officers who received compensation in excess of $60,000.


                                                    Pension or Retirement
                                   Aggregate         Benefits Accrued As        Estimated Annual         Total Compensation from
                                  Compensation          Part of Fund             Benefits upon            Fund and Fund Complex
Name of Person, Position           from Fund             Expenses                  Retirement               Paid to Directors
------------------------          ------------      ---------------------       ----------------         -----------------------
Asher O. Pacholder                     0                        0                       0                           0
Chairman of the Board

William J. Morgan                      0                        0                       0                           0
Executive Vice President,
 Treasurer and Director

James P. Shanahan, Jr.                 0                        0                       0                           0
Secretary and Director

Daniel A. Grant                     $15,000                     0                       0                       $15,000
Director

John C. Sweeney                        0                        0                       0                           0
Director

John F. Williamson                  $15,000                     0                       0                       $15,000
Director

George D. Woodard                   $15,000                     0                       0                       $15,000
Director


     For the fiscal year ended December 31, 1996, the directors of the Fund as a group received aggregate remuneration from the Fund of $45,000.

     The Board of Directors has an Audit Committee which makes recommendations to the Board of Directors with respect to the engagement of the Fund's independent accountants and reviews with the independent accountants the scope and results of the audit engagement and matters having a material effect upon the financial operations of the Fund. The Audit Committee also reviews the pricing of illiquid securities held in the Fund's portfolio. The members of the Audit Committee are Daniel A. Grant, John F. Williamson and George D. Woodard. It is anticipated that Messrs. Grant, Williamson and Woodard will constitute the Audit Committee of the new Board of Directors. The Board of Directors does not have a Nominating Committee.

     During the fiscal year ended December 31, 1996, the Board of Directors met five times. No director attended fewer than seventy-five percent of the board meetings. The Audit Committee held one meeting during 1996 at which all committee members were in attendance.

     The Fund's executive officers who are not directors, and their principal occupations during the past five years, are set forth below. The address of each is Bank One Towers, 8044 Montgomery Road, Cincinnati, OH 45236.

                                                             Principal Occupation
                                       Position(s) with       During Past Five
Name                    Age                the Fund                Years
----                    ---            ----------------      --------------------
Anthony L. Longi, Jr.   31             President and         Executive Vice
                                       Assistant Treasurer   President,
                                                             Pacholder
                                                             Associates, Inc.

James E. Gibson         32             Senior Vice           Senior Vice
                                       President             President,
                                                             Pacholder
                                                             Associates, Inc.

Mark H. Prenger         26             Assistant Treasurer   Assistant Vice
                                                             President,
                                                             Pacholder
                                                             Associates, Inc.
                                                             (since 1994);
                                                             full-time
                                                             university student
                                                             prior thereto.

PROPOSAL 2:  AMENDMENT OF THE FUND'S FUNDAMENTAL POLICIES ON BORROWING AND
             ISSUANCE OF SENIOR SECURITIES

     The Fund's fundamental investment policies currently permit the Fund to borrow money in an amount up to 20% of the value of its net assets at the time of borrowing. The Fund may use such borrowings as a temporary source of liquidity to permit the purchase of new investments, without the necessity of liquidating existing investments under circumstances where it would not be prudent, and to provide flexibility in connection with dividend distributions or repurchases of Fund shares. The Fund's fundamental policies also currently permit the Fund to utilize leverage by issuing preferred stock. Under the Investment Company Act of 1940, the Fund may issue preferred stock so long as the asset coverage of such stock is at least 200%.

     The Fund's investment adviser has recommended, and the Board of Directors of the Fund has approved, a proposed change in the Fund's fundamental policies on borrowing and issuance of senior securities. The proposed change would enable the Fund to issue either debt securities or preferred stock, or any combination thereof, provided that the asset coverage for the aggregate of all such senior securities would be at least 200%. Thus, the amount of leverage that the Fund is permitted to incur would not be increased; however, the Fund would be able to incur such leverage by issuing debt securities as well as preferred stock. Accordingly, if the proposed change is approved by shareholders, the Board of Directors of the Fund will have the ability to take advantage of available opportunities in both the debt and equity markets when structuring the Fund's leverage.

     The Fund's current fundamental policies provide that the Fund may not:

     1. Issue senior securities, as defined in the Investment Company Act of 1940, other than preferred stock or except to the extent such issuance might be involved with respect to borrowings described under "Borrowing"... [below].

     2. Make short sales of securities or purchase securities or evidences of interests therein on margin (except it may make covered short sales of securities and obtain short-term credit necessary for the clearance of transactions), or write or purchase put or call options (except to the extent that a purchase of a stand-by commitment may be considered the purchase of a put).

     3. Borrow money, except in amounts not exceeding 20% of the Fund's assets as described under "Borrowing"... [below].

     The Fund's Statement of Additional Information includes the following disclosure under the caption "Borrowing":

            The Fund is authorized to borrow money on a secured or unsecured basis in an amount up to 20% of the value of its net assets at the time of borrowing. . . .  The Fund's investment policies allow the
          Fund to use borrowing as a temporary source of liquidity to permit the purchase of new investments consistent with the Fund's investment objectives without the necessity of liquidating existing investments under circumstances where liquidation would not be prudent. Borrowing may also be used to provide flexibility in connection with dividend distributions or repurchases of the Fund's shares.

     As amended, the Fund's fundamental policies would provide that the Fund may not:

     1. Borrow money (through repurchase agreements or otherwise) or issue senior securities unless immediately thereafter the Fund has an asset coverage of all senior securities and borrowing of at least 200%.

     2. Make short sales of securities or maintain a short position (except that the Fund may make covered short sales of securities); or write or purchase put or call options (except to the extent that a purchase of a stand-by commitment may be considered the purchase of a put).

     The leveraging of the Fund's Common Stock through the issuance of senior securities involves certain risks to common shareholders. These risks include a higher volatility of the net asset value and potentially the market price of their shares. So long as the Fund is able to realize a higher net return on its investment portfolio than the interest or dividends payable on the senior securities, the effect of leverage will be to cause common shareholders to realize a higher current rate of return than if the Fund were not leveraged. However, if the net return on the Fund's investment portfolio were to approach the interest or dividends payable on the senior securities, the Fund's leveraged capital structure would result in a lower rate of return to common shareholders. Similarly, since any decline in the net asset value of the Fund's investment portfolio would be borne entirely by common shareholders, the effect of leverage in a declining market will be to cause a greater decrease in the net asset value of the Common Stock than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price of the Common Stock.

     The Fund's fundament policies may not be changed without the approval of a majority of the outstanding shares of Common Stock and a majority of the outstanding shares of Cumulative Preferred Stock, each voting as a separate class. Under the Fund's charter and the Investment Company Act of 1940, the vote of a majority of the outstanding shares means the vote (i) of 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares are present or represented by proxy; or (ii) of more than 50% of the shares, whichever is the less. Abstentions and "broker non-votes" (i.e., shares held in the name of a broker or nominee for which an executed proxy is received, but which have not been voted because the broker or nominee does not have discretionary voting power and voting instructions have not been received from the beneficial owner) will not be considered votes cast and for purposes of (i) above will have the same effect as votes cast against the proposal.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR AMENDMENT OF THE FUND'S FUNDAMENTAL POLICIES. If the proposed amendment is not approved by shareholders, the Fund's current fundamental policies on borrowing and issuance of senior securities will remain in effect and will not be changed.

PROPOSAL 3:  RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors, including all of the directors who are not "interested persons" of the Fund (as defined in the Investment Company Act of 1940), has selected the firm of Deloitte & Touche LLP as the Fund's independent accountants for the fiscal year ending December 31, 1997. The employment is conditioned on the right of the Fund to terminate the employment without penalty by vote of a majority of the outstanding securities of the Fund (as defined in the Investment Company Act of 1940). Deloitte & Touche LLP currently serves as the Fund's independent accountants and the Fund's financial statements for the fiscal year ended December 31, 1996 have been audited by Deloitte & Touche LLP , which expressed an unqualified opinion on such financial statements. A representative of Deloitte & Touche LLP is expected to be present at the meeting and will be available to respond to appropriate questions raised at the meeting and to make a statement if he wishes to do so.

     Ratification of the selection of the firm of Deloitte & Touche LLP requires the affirmative vote of a majority of all the votes cast at the meeting. Abstentions and broker non-votes will not be considered votes cast for this purpose.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP. If the selection of Deloitte & Touche LLP is not ratified by shareholders, the firm will not serve as the Fund's independent accountants for the fiscal year ending December 31, 1997, and the Board of Directors will be required to select new independent accountants.

                     INVESTMENT ADVISORY AND OTHER SERVICES

     Pacholder & Company (the "Adviser"), Bank One Towers, East Tower, 8044 Montgomery Road, Suite 382, Cincinnati, OH 45236, has served as the Fund's investment adviser since the Fund commenced operations in 1988. The Adviser was organized in 1988 as an Ohio general partnership between Pacholder Associates, Inc. ("Pacholder Associates") and USF&G Marketing Services Co. ("Marketing Services"), which each have a fifty-percent partnership interest in the Adviser. Pacholder Associates is an investment advisory firm which specializes in high yield fixed-income securities. Marketing Services is an indirect wholly-owned subsidiary of USF&G Corporation. USF&G Corporation is composed of property/casualty and life insurance subsidiaries. Its primary subsidiary is United States Fidelity and Guaranty Company, which holds a $600,000 15% Promissory Note due November 1997 of Pacholder Associates and owns 20% of Pacholder Associates' outstanding securities. Asher O. Pacholder, William J. Morgan and James P. Shanahan, Jr., officers and directors of the Fund, are shareholders, officers and directors of Pacholder Associates. John C. Sweeney, a director of the Fund, is an officer of USF&G Corporation.

     Kenwood Administrative Management, Limited Partnership (the "Administrator") serves as administrator of the Fund. The Administrator is a limited partnership whose general and limited partners are wholly-owned subsidiaries of Pacholder Associates. The Administrator monitors the Fund's compliance with various regulatory requirements, coordinates and monitors the activities of the Fund's other service providers, handles various public and shareholder relations matters, and assists in the preparation of financial and other reports.

     Pacholder Associates serves as accounting and pricing agent for the Fund and is responsible for (i) accounting relating the Fund and its investment transactions, (ii) determining the net asset value per share of the Fund, (iii) maintaining the Fund's books of account, and (iv) monitoring, in conjunction with the Fund's custodian, all corporate actions, including dividends and distributions and stick splits, in respect of securities held in the Fund's portfolio.

                            SOLICITATION OF PROXIES

     In addition to solicitation by mail, solicitations on behalf of the Board of Directors may be made by personal interview, telegram and telephone. Certain officers and regular agents of the Fund, who will receive no additional compensation for their services, may use their efforts, by telephone or otherwise, to request the return of proxies. In addition, Shareholder Communications Corporation, 17 State Street, New York, NY 10004, has been retained at an estimated cost of $5,000 plus out-of-pocket expenses to perform various proxy advisory and solicitation services. Shareholder Communications Corporation will utilize approximately 32 persons in its solicitation efforts. The costs of preparing, assembling, mailing and transmitting proxy materials and of soliciting proxies on behalf of the Board of Directors (including the fees and expenses of Shareholder Communications Corporation) will be borne by the Fund. The Fund will reimburse, upon request, broker-dealers and other custodians, nominees and fiduciaries for their reasonable expenses of sending proxy soliciting material to beneficial owners.

                                 OTHER BUSINESS

     The management of the Fund knows of no other business that may come before the annual meeting. If any additional matters are properly presented at the meeting, the persons named in the enclosed proxy, or their substitutes, will vote such proxy in accordance with their best judgment on such matters.

                             SHAREHOLDER PROPOSALS

     If a shareholder wishes to present a proposal for inclusion in the proxy statement for the next annual meeting of shareholders, the proposal must be submitted in writing and received by the Secretary of the Fund on or before December __, 1997.

                                 ANNUAL REPORT

    The Fund's Annual Report for the fiscal year ended December 31, 1996 may be obtained without charge by writing to USF&G Pacholder Fund, Inc., Bank One Towers, 8044 Montgomery Road, Suite 382, Cincinnati, OH 45236, or by calling the Fund toll free at 1-800-837-2755.

PROXY
                           USF&G PACHOLDER FUND, INC.

                          COMMON STOCK, $.01 PAR VALUE

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anthony L. Longi, Jr. and James P. Shanahan, Jr. and each of them, as proxies with power of substitution, and hereby authorizes each of them to represent and to vote as designated on the reverse of this card, all the shares of Common Stock, par value $.01 per share, of USF&G Pacholder Fund, Inc. which the undersigned is entitled to vote at the annual meeting of shareholders to be held on May 22, 1997, and at any adjournments thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder, if no direction is given, this proxy will be voted "FOR" the election of all nominees for Director and "FOR" Proposals 2 and 3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

--------------------------------------------------------------------------------
    PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED
                                   ENVELOPE.

Please sign this proxy exactly as your name appears on this proxy. An executor, administrator, trustee or guardian should sign as such. If more than one trustee, all should sign. ALL JOINT OWNERS MUST SIGN. If a corporation, please provide the full name of the corporation and the name of the authorized officer signing on its behalf.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                DO YOU HAVE ANY COMMENTS?

---------------------------------        ---------------------------------

---------------------------------        ---------------------------------

---------------------------------        ---------------------------------


[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

1.)  Election of Directors.     For    Withhold    For All Except
                                [_]       [_]          [_]

      Daniel A. Grant, William J. Morgan, Asher O. Pacholder,
            John C. Sweeney and John F. Williamson

Instruction: To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through the nominee(s) name. Your shares will be voted for the remaining nominee(s).

2.)  With respect to amendment  of          For  Against  Abstain
     the Fund's fundamental policies        [_]    [_]      [_]
     on borrowing and issuance of
     senior securities.


3.)  With respect to ratification of the    For  Against   Abstain
     selection of Deloitte & Touche LLP     [_]    [_]       [_]
     as independent accountants.

Please be sure to sign and date this Proxy       Date________________
----------------------------------------------------------------------

_____________________________         _____________________________
Shareholder sign here                       Co-owner sign here
----------------------------------------------------------------------


Mark box at right if comments or address change
have been noted on the reverse side of this card.    [_]


             RECORD DATE SHARES

PROXY

                           USF&G PACHOLDER FUND, INC.

                  Cumulative Preferred Stock, $.01 Par Value,
                             Series A and Series B

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned hereby appoints Anthony L. Longi, Jr. and James P. Shanahan, Jr., and each of them, as proxies with power of substitution, and hereby authorizes each of them to represent and to vote as designated below, all the shares of Series A and Series B Cumulative Preferred Stock, par value $.01 per share, of USF&G Pacholder Fund, Inc. which the undersigned is entitled to vote at the annual meeting of shareholders to be held on May 22, 1997, and at any adjournments thereof.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this proxy will be voted "FOR" the election of all nominees for Director and "FOR" Proposals 2 and 3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.


 1.  Election of Directors:    [_]  FOR   [_]  WITHHOLD  [_]  FOR ALL EXCEPT

   Instruction:  To withhold authority to vote for any individual nominee, mark
   -----------
   the "For All Except" box and strike a line through the nominee(s) name. Your shares will be voted for the remaining nominee(s).


Daniel A. Grant, James P. Shanahan, Jr., John C. Sweeney, John F. Williamson and
                               George D. Woodard

 2.  FOR [_]  AGAINST [_]  ABSTAIN [_]  with respect to amendment of the Fund's fundamental policies on borrowing and
                                        issuance of senior securities.

 3.  FOR [_]  AGAINST [_]  ABSTAIN [_]  with respect to ratification of the selection of Deloitte & Touche LLP as
                                        independent accountants.


                                 PRINCIPAL MUTUAL LIFE INSURANCE COMPANY


                                 By: ______________________________________
                                     Name:
                                     Title:


                                 PRINCIPAL MUTUAL LIFE INSURANCE COMPANY
                                    (For the Benefit of Primart)


                                 By: ______________________________________
                                     Name:
                                     Title:

Dated:________________________